UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Fresh Tracks Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 17, 2024, Fresh Tracks Therapeutics, Inc. (the “Company”) commenced distributing proxy materials to its stockholders, including a Notice of Special Meeting of Stockholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for its special meeting of stockholders to be held on February 15, 2024 (the “Special Meeting”). A copy of the Notice and Proxy Statement was filed with the Securities and Exchange Commission on January 17, 2024. On February 14, 2024, the Company issued a press release reminding stockholders of record to vote at the upcoming Special Meeting, which is included below.

Fresh Tracks Therapeutics Urges Stockholders to Vote at the Upcoming Special Meeting on February 15th
Stockholders of record on January 11, 2024 who have not yet voted are encouraged to do so by 11:59 p.m. Eastern Time on February 14, 2024
BOULDER, CO – February 14, 2024 – Fresh Tracks Therapeutics, Inc. (Nasdaq: FRTX) (“Fresh Tracks” or the “Company”) would like to remind its stockholders to vote their proxy ahead of the Company’s upcoming special meeting of stockholders on February 15, 2024 (the “Special Meeting”) at 12:00 p.m. Eastern Time to seek stockholder approval of the liquidation and dissolution of the Company (the “Dissolution”) and the plan of liquidation and dissolution (the “Plan of Dissolution”). All stockholders of record of the Company’s outstanding shares of common stock at the close of business on January 11, 2024 may participate and vote at the Special Meeting.
The Special Meeting on February 15, 2024 will be held via live webcast atwww.virtualshareholdermeeting.com/FRTX2024SM.
Fresh Tracks asks that all shareholders vote their proxy now, no matter how many shares they own. Your vote is important. If you have questions about - or need assistance with - voting your proxy, please contact the Company’s proxy solicitor D.F. King at 800-769-4414 (international: 914-218-4628), or by email at FRTX@dfking.com.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
This press release is for informational purposes only. It is neither a solicitation of a proxy, an offer to purchase, nor a solicitation of an offer to sell shares of the Company. In connection with the proposed Dissolution and the Plan of Dissolution, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on January 17, 2024. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT FRESH TRACKS, THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the definitive proxy statement and the other relevant materials, and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of Fresh Track’s website at www.frtx.com.
Participants in the Solicitation
Fresh Tracks and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation are included in the definitive proxy statement filed with the SEC on January 17, 2024. Additional information regarding such directors and executive officers, and other important Company information, are included in Fresh Track’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on May 1, 2023.
Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Fresh Track’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters are set forth in the definitive proxy statement. These documents are available free of charge as described in the preceding section.
For more information, visit https://www.frtx.com.
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this press release relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Fresh Tracks’ proposed Dissolution pursuant to its Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the Special Meeting to approve the Dissolution and the Plan of Dissolution, the Company’s intent to seek judicial dissolution and the results of such action, the amount, number, and timing of liquidating cash distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “might,” “approve,” “adjourn,” “solicit,” “continue,” “conduct,” “seek,” “distribute,” “dissolve,” “encourage,” “urge,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “promise,” “provide,” “unlikely,” “opportunity,” “disrupt,” “reduce,” “suggest,” “vote,” and similar expressions and their variants, as they relate to Fresh Tracks or any of Fresh Tracks’ partners, or third parties, may identify forward-looking statements. Fresh Tracks cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Fresh Tracks being higher than anticipated; the possible inadequacy of such reserves to satisfy Fresh Tracks’ obligations; potential unknown contingencies or liabilities, and Fresh Tracks’ potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Fresh Tracks assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Fresh Tracks of expenses relating to the Dissolution being different than estimated; the ability of the Fresh Tracks board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; the timing, result, cost, and impact of any attempt to seek a judicial dissolution of the Company in case of stockholder failure to approve the Plan of Dissolution; and the uncertain macroeconomic and political environment. Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Fresh Tracks’ filings with the SEC, which are available at https://www.sec.gov (or at https://www.frtx.com). The forward-looking statements represent the estimates of Fresh Tracks as of the date hereof only. Fresh Tracks specifically disclaims any duty or obligation to update forward-looking statements.
Fresh Tracks Therapeutics, Inc.
Investor Contact:
Dan Ferry
LifeSci Advisors
(617) 430-7576
daniel@lifesciadvisors.com